UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23860

        Polen Credit Opportunities Fund

(Exact name of registrant as specified in charter)

103 Bellevue Parkway

           Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

1636 N Cedar Crest Blvd.

Suite #161

         Allentown, PA 18104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Polen Credit Opportunities Fund
Institutional Class
ANNUAL REPORT
April 30, 2024
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN CREDIT OPPORTUNITIES FUND
Annual Investment Adviser's Report
April 30, 2024
(Unaudited)
Dear Shareholders,
For a good portion of the reporting period, against all odds and despite a confluence of economic, financial, and geopolitical headwinds, the global economy not only averted a highly anticipated recession but showcased remarkable resiliency. Against this backdrop, market sentiment across leveraged credit market investors could be considered cautiously optimistic. Although faced with continued economic uncertainty and price volatility, leveraged credit markets saw increased demand as investors sought to lock in compelling all-in yields. U.S. markets performed better than expected, with robust labor market conditions, solid consumer spending, and healthy corporate revenues and profit margins despite an anticipated economic downturn.
As fundamental, bottom-up-driven investors, current environment conditions reinforce our discipline and commitment to our investment process across asset classes and our long-term mindset.
Look Back on Leveraged (High Yield) Credit Markets
In 2023, leveraged (high yield) credit markets demonstrated resiliency despite unrelenting geopolitical and macroeconomic uncertainty. At the onset of last year, prospects of a highly anticipated recession weighed on sentiment. Markets remained optimistically cautious and were encouraged as the prospects of an economic “soft landing” materialized. The U.S. Federal Reserve (the “Fed”) made policy decisions intended to curb inflation and stimulate economic growth. These decisions were crucial in shaping high yield bond market performance during the past year. Most notably, benign inflation and dovish Fed rhetoric helped drive interest rates meaningfully lower, which benefited high yield bonds, especially in the fourth calendar quarter “Q4” 2023. Further, credit spreads tightened for high yield bonds and leveraged loans in connection with better-than-expected earnings and resilient economic growth. Credit volatility subsided throughout 2023 despite a brief uptick in October. Despite this volatility in credit spreads, 2023 reached a conciliatory close, with both high yield bonds and leveraged loans producing significant gains.
In 2023, high yield bonds outperformed their floating-rate peers. However, much of this outperformance came in the last two months of 2023, as falling U.S. Treasury yields and economic growth fueled a rally in high yield bond prices. The rate declines toward the end of 2023 prompted many leveraged credit issuers to capitalize on lower interest costs by refinancing existing debt in early 2024. This dynamic was prevalent across ratings tiers and brought issuers of lower-rated credits back to the primary market. Open capital markets allowed issuers to extend maturities given healthy investor demand for new issuance, which provided much-needed breathing room. While default activity increased in 2023, default rates in the high yield bond and leveraged loan markets during that year remained below their historical averages of approximately 3%.
Going Forward
As 2024 continues, we remain optimistic about the future and anticipate a vast opportunity set for investors across the credit spectrum. Yet, we expect the backdrop to remain highly uncertain amid ongoing geopolitical challenges, raising the possibility of elevated bouts of volatility.
Leveraged credit markets ended 2023 on a high note, which so far has extended into 2024, albeit at a more subdued pace. Both the high yield bond and leveraged loan markets tightened in the face of increasing U.S. Treasury yields and continued domestic and geo-political challenges. We expect the upcoming U.S. presidential election will likely influence markets as the year progresses. So far this year, aggregate leveraged credit market fundamentals remain healthy. While we anticipate volatility for the remainder of the year, our analysis leads us to believe that current yields are compelling.
We remain committed to our long-term approach despite the temptation to ride short trends or invest in low-quality credit without attention to the underlying fundamentals. We continue to seek compelling investment opportunities through our active investment approach. Thank you for your continued support and for placing your trust in us.
This content is being provided for informational purposes only. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute the judgment of the investment adviser and are subject to change without notice, including any forward-looking estimates or statements. The views and strategies described may not be suitable for all clients. References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations. This disclosure does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction. The views and strategies described may not be suitable for all clients.

POLEN CREDIT OPPORTUNITIES FUND
Annual Investment Adviser’s Report (Continued)
April 30, 2024
(Unaudited)
Performance Summary:
• The trailing twelve-month period ending April 30, 2024 was marked by elevated but moderating inflation, a slowdown in the pace of monetary policy tightening, and a renewed focus on the timing and magnitude of future rate cuts. Better-than-expected economic data helped moderate concerns of an impending economic slowdown.
•  Corporate earnings were more resilient than anticipated. Credit spreads tightened for high yield bonds and leveraged loans as earnings exceeded expectations and access to capital markets improved. Both asset classes registered gains; however, leveraged loans outperformed their high yield counterparts.
• High yield bond and leveraged loan markets continued to grind tighter in the face of increasing U.S. Treasury yields and continued domestic and geo-political angst.
•  Polen Credit Opportunities Fund (the “Fund”) commenced operations during the fiscal year ended April 30, 2024. Since its inception on August 28, 2023 through April 30, 2024, the Fund’s institutional share class returned 7.30% net of fees versus the ICE BofA U.S. High Yield® Index, which returned 7.42%.
The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-833-996-2518.
Top Contributors:
During the period, Specialty Steel, Internet Brands, and Aveanna Healthcare were the top absolute contributors to the Fund’s performance.
• Specialty Steel Holdco, Inc. is one of North America’s leading independent manufacturers of specialty steel products, namely cold-drawn specialty bars and seamless tubes. The company takes minimal commodity price risk as it sources steel from its mill suppliers, processes it, and then sells it to customers in the required sizes, shapes, and quantities. The company’s SOFR +10.0% HoldCo Notes due 2026 and common equity, both of which are held in the Fund, were the top contributors to total returns during the period. The company’s continued stable operating performance and strong cash generation drove absolute debt lower and provided for de-leveraging. We are optimistic on the company’s fiscal year 2024 outlook based on improved backlog trends and recent strength in the oil and gas markets. The Fund maintains positions in this issuer.
• Internet Brands, a leading online media company, targets the health, legal and automotive markets. The company's health division represents nearly three-quarters of the company's total revenue. It includes the top-rated digital health resource platform for physicians and healthcare professionals globally and WebMD, the consumer-focused health information and services platform. The Fund’s investment in the company’s SOFR +6.25% Second Lien Term Loan due 2029 traded up during the period. The company’s health division experienced softening demand following the COVID-driven surge, and other segments were impacted by general caution around spending on marketing under an uncertain economic backdrop. During the reporting period, the business returned to growth, driving up the trading levels of the Term Loan. The Fund continues to hold the Second Lien Term Loan.
• Aveanna Healthcare, a national leader in home healthcare, focuses on delivering high quality one-on-one care to a broad spectrum of patients. The Fund’s investment in the company’s SOFR +7% Second Lien Term Loan due 2029 traded up during the period. Aveanna reported better-than-expected Q4 2023 results and provided guidance that we believe implies significant profitability growth in 2024. After a challenging 2022, the company recently benefited from reimbursement rate improvements. Because of Aveanna’s significant earnings momentum and the above market yield offered by the Second Lien Term Loan, the Fund continues to hold the Second Lien Term Loan.
Top Detractors:
American Tire Distributors, Xplore, and Eyecare Partners were the Fund’s top absolute detractors for the period.
• American Tire Distributors (“ATD”) is one of the largest independent suppliers of tires to the replacement tire market in North America. ATD distributes nearly 40 million tires annually through its 140+ distribution centers in the U.S. and Canada. The Fund’s

POLEN CREDIT OPPORTUNITIES FUND
Annual Investment Adviser’s Report (Concluded)
April 30, 2024
(Unaudited)
investment in ATD’s common stock, negotiated through a Chapter 11 restructuring, depreciated in value during the period. The company reported softer-than-expected Q4 2023 earnings in a challenging environment for tire volumes. We believe ATD’s fiscal year 2024 outlook is subdued due to slower-than-expected results in the first quarter of 2024. The Fund maintains its position in this issuer.
• Xplore, formerly known as Xplornet, is Canada's largest rural-focused provider of broadband services. The Fund’s investment in Xplore’s SOFR +7.0% Second Lien Term Loan due 2029 traded down during the period. Significant deterioration in the company's operating results and elevated capital expenditures left the company with limited liquidity. Historically, the Xplore’s sponsor, Stonepeak Infrastructure Partners, supported funding the cash burn. Stiff competition, mostly from SpaceX’s Starlink, ended that support. A group of first lien and second lien lenders (the “Lender Group”) entered into negotiations with the company and Stonepeak to provide liquidity. We have been unable to join the Lender Group, which already comprises the majority of each loan tranche. The Lender Group has temporarily waived an Event of Default for the Second Lien Term Loan for the missed March 2024 interest payment. We do not expect to receive further interest payments on the Second Lien Term Loan. We have internally classified this holding as a default and believe an out-of-court balance sheet restructuring will likely occur in the coming months. We are attempting to engage with the Lender Group regarding the Fund’s Second Lien Term Loan position. We will continue to closely monitor developments at the Xplore as a potential restructuring unfolds.
• EyeCare Partners is the largest integrated eyecare services provider in the USA. The company offers various eye care services, from routine eye exams to more complex medical procedures like retina injections. EyeCare Partners has more than 750 locations and employs approximately 1,000 clinicians. In December 2019, private equity firm Partners Group acquired EyeCare Partners for $2.2 billion. The Fund’s investment in the company’s SOFR +6.75% Second Lien Term Loan due 2029 traded down during the period due to the company’s financial underperformance. Specifically, cost inflation and integration issues lowered profitability and stressed the company’s liquidity. In April 2024, the company completed an exchange transaction that involved the Second Lien Term Loan held in the Fund. This exchange bolstered the company’s liquidity. The Fund maintains its exposure to this issuer as we believe that the risk versus reward of the position is favorable at current prices.
The ICE BofA U.S. High Yield® Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third-party suppliers and has been licensed for use by Polen Capital Credit, LLC. ICE Data and its third-party suppliers accept no liability in connection with its use. Please contact Polen Capital Credit at info@polencapital.com for a full copy of the applicable disclaimer.
The volatility, performance, and other characteristics of the index referenced may be materially different from the Fund. In addition, the Fund’s holdings may be materially different from those within the index. Indices are unmanaged and one cannot invest directly in an index. This letter is intended to assist shareholders in understanding how the Fund performed since its inception on August 28, 2023 through April 30, 2024 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
This content is being provided for informational purposes only. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute the judgment of the investment adviser and are subject to change without notice, including any forward-looking estimates or statements.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. The securities discussed do not necessarily represent the entire portfolio. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any future investment recommendations will equal the investment performance of the securities discussed herein. For a complete list of the investment adviser’s past specific recommendations and holdings and a list of current holdings as of the current quarter end, please contact info@polencapital.com.
The views and strategies described may not be suitable for all clients. This disclosure does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Performance Data
April 30, 2024
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Credit Opportunities Fund Institutional Class vs. ICE BofA U.S. High Yield Index
Total Returns for the Period Ended April 30, 2024
Since Inception*†
Institutional Class	7.30%
ICE BofA U.S. High Yield Index	7.42% **

†	Not Annualized.
*	The Polen Credit Opportunities Fund (the “Fund”) Institutional Class commenced operations on August 28, 2023.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 1-833-996-2518. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated August 21, 2023, as revised May 6, 2024, are 1.83% and 0.75%, respectively, of the Fund's average daily net assets for the Institutional Class shares, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Credit, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding distribution and service fees, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Expense Limitation”). The Expense Limitation will remain for 18 months from the commencement of the Fund’s operations, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser with respect to the Fund for a three-year period following the date of such fee waiver and/or expense reimbursement, to the extent the Fund’s total annual operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
All fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Performance Data (Concluded)
April 30, 2024
(Unaudited)
The ICE BofA U.S. High Yield Index is a broad unmanaged high yield index. The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved. Holdings of portfolios pursuing the strategy may be materially different from those within the index. Indices are unmanaged. It is impossible to invest directly in an index.

Polen Credit Opportunities Fund
Portfolio Holdings Summary Table
April 30, 2024
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
CORPORATE BONDS:
Materials	22.7%	$ 6,443,952
Industrial Products	12.8	3,653,942
Consumer Discretionary Products	8.6	2,447,025
Media	4.7	1,349,020
Consumer Staple Products	1.7	467,485
Software & Technology Services	1.0	283,131
Retail & Wholesale - Discretionary	0.8	239,562
SENIOR LOANS:
Media	7.5	2,133,186
Industrial Services	6.4	1,825,147
Materials	4.4	1,241,064
Insurance	3.5	984,498
Industrial Products	3.4	980,034
Health Care	3.0	852,780
Consumer Discretionary Services	1.5	428,533
Technology Hardware & Semiconductors	1.0	275,327
Financial Services	0.8	230,638
Telecommunications	0.0	13,816
COMMON STOCKS:
Materials	4.0	1,141,444
Retail & Wholesale - Discretionary	1.4	397,113
Industrial Products	0.6	182,242
Software & Technology Services	0.0	180
PREFERRED STOCKS:
Consumer Discretionary Services	2.4	673,709
WARRANTS:
Industrial Products	0.0	—
Consumer Discretionary Services	0.0	—
Other Assets in Excess of Liabilities	7.8	2,211,007
NET ASSETS	100.0%	$28,454,835

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System (“BICS”).
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments
April 30, 2024
	Par Value	Value
CORPORATE BONDS† — 52.3%
Consumer Discretionary Products — 8.6%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)	$ 357,000	$ 355,260
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(a)	1,235,000	1,019,939
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(a)	1,251,000	1,071,826
		2,447,025
Consumer Staple Products — 1.7%
B&G Foods, Inc., 5.25%, 4/1/25	473,000	467,485
Industrial Products — 12.8%
F-Brasile SpA, Series XR, 7.375%, 8/15/26(a)	340,000	338,300
Madison IAQ, LLC, 5.875%, 6/30/29(a)	1,073,000	994,589
Material Sciences Corp., 13.115%, 7/9/26(b)(c)(d)	872,984	872,984
SPX Flow, Inc., 8.75%, 4/1/30(a)	570,000	585,617
TK Elevator Holdco GmbH, 7.625%, 7/15/28(a)	880,000	862,452
		3,653,942
Materials — 22.7%
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)	1,649,000	1,516,213
Century Aluminum Co., 7.50%, 4/1/28(a)	776,000	769,263
LABL, Inc., 6.75%, 7/15/26(a)	580,000	572,369
Northwest Acquisitions ULC, 7.125%, 11/1/22(a)(c)(e)	402,000	4
Oscar AcquisitionCo., LLC, 9.50%, 4/15/30(a)	924,000	889,435
Polished Metals Ltd. Note, 16.448%, 4/14/27(b)(c)(d)(f)	1,145,113	1,145,113
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(a)	610,000	561,555
Specialty Steel Holdings, Inc., 15.39%, 11/15/26(b)(c)	990,000	990,000
		6,443,952
Media — 4.7%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(a)	290,000	245,505
Sterling Entertainment Enterprises, LLC, 10.25%, 1/15/25(b)(c)(d)	1,148,000	1,103,515
		1,349,020
	Par Value	Value
CORPORATE BONDS — (Continued)
Retail & Wholesale - Discretionary — 0.8%
Hertz Corp. (The), 4.625%, 12/1/26(a)	$ 310,000	$ 239,562
Software & Technology Services — 1.0%
Presidio Holdings, Inc., 8.25%, 2/1/28(a)	280,000	283,131
TOTAL CORPORATE BONDS (Cost $14,939,310)		14,884,117
SENIOR LOANS†(f) — 31.5%
Consumer Discretionary Services — 1.5%
Kuehg Corp., Term Loan B, 9.823% (SOFR +450 bps), 6/12/30	427,597	428,533
Financial Services — 0.8%
Nexus Buyer, LLC, Second Lien Term Loan, 11.666% (SOFR +635 bps), 11/5/29	232,161	230,638
Health Care — 3.0%
Aveanna Healthcare, LLC, Initial Term Loan, 12.493% (SOFR +715 bps), 12/10/29	726,122	625,067
EyeCare Partners, LLC, Term Loan B, 10.04% (SOFR +471 bps), 11/30/28	378,621	219,600
EyeCare Partners, LLC, Term Loan C, 12.18% (SOFR +675 bps), 11/30/28	54,089	8,113
		852,780
Industrial Products — 3.4%
Engineered Machinery Holdings, Inc., Second Lien Amendment No. 3 Incremental Term Loan, 11.571% (SOFR +626 bps), 5/21/29	558,175	554,341
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No. 2 Term Loan, 12.071% (SOFR +676 bps), 5/21/29	428,099	425,693
		980,034
Industrial Services — 6.4%
Ankura Consulting Group, LLC, Second Lien Closing Date Term Loan, 13.586% (SOFR +826 bps), 3/19/29	469,262	436,803

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Continued)
April 30, 2024
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Services — (Continued)
Infinite Bidco, LLC, Second Lien Initial Term Loan, 12.591% (SOFR +726 bps), 3/2/29	$ 474,202	$ 399,515
LaserShip, Inc., Second Lien Initial Loan, 13.071% (SOFR +776 bps), 5/7/29	701,424	576,044
RLG Holdings, LLC, Second Lien Closing Date Initial Term Loan, 12.93% (SOFR +761 bps), 7/6/29	454,443	412,785
		1,825,147
Insurance — 3.5%
Asurion, LLC, New B-4 Term Loan, 10.68% (SOFR +536 bps), 1/20/29	1,096,592	984,498
Materials — 4.4%
Arctic Canadian Diamond Company Ltd., Second Lien Term Loan, 10.00%, 12/31/27(b)(c)(d)	91,506	91,506
CP Iris Holdco I, Inc., Initial Term Loan, 12.416% (SOFR +709 bps), 10/1/29(c)	470,000	444,150
Trident TPI Holdings, Inc., Tranche B-6 Term Loan, 9.302% (SOFR +400 bps), 9/15/28	704,675	705,408
		1,241,064
Media — 7.5%
Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 9.43% (SOFR +411 bps), 8/21/28	950,000	949,411
MH Sub I, LLC, Second Lien Term Loan, 11.566% (SOFR +625 bps), 2/23/29	1,199,974	1,183,775
		2,133,186
Technology Hardware & Semiconductors — 1.0%
Altar Bidco, Inc., Second Lien Initial Term Loan, 10.399% (SOFR +560 bps), 2/1/30	280,000	275,327
Telecommunications — 0.0%
Xplornet Communications, Inc., Second Lien Initial Term Loan, 12.564% (SOFR +726 bps), 10/1/29	189,262	13,816
TOTAL SENIOR LOANS (Cost $9,365,511)		8,965,023
	Number of Shares	Value
COMMON STOCKS† — 6.0%
Industrial Products — 0.6%
Utex Industries, Inc.(b)(c)(d)*	2,718	$ 182,242
Materials — 4.0%
Arctic Canadian Diamond Co. Ltd.(b)(c)(d)*	134	33,634
Burgundy Diamond Mines Ltd.(c)(d)*	242,800	29,885
Specialty Steel Holdings, Inc.(b)(c)*	6	1,077,925
		1,141,444
Retail & Wholesale - Discretionary — 1.4%
ATD New Holdings, Inc.(b)(c)*	10,489	397,113
Software & Technology Services — 0.0%
Skillsoft Corp.*	25	180
TOTAL COMMON STOCKS (Cost $1,489,420)		1,720,979
PREFERRED STOCKS† — 2.4%
Consumer Discretionary Services — 2.4%
Learning Care Group P/S(b)(c)(d)*	397	673,709
TOTAL PREFERRED STOCKS (Cost $435,930)		673,709
	Par Value
WARRANTS † — 0.0%
Industrial Products — 0.0%
Utex Industries Holdings, LLC,Strike Price: $114.76, 12/3/25(b)(c)(d)*	2,840	—
Consumer Discretionary Services — 0.0%
Learning Care Group Warrant,Strike Price: $0.00, 9/1/24(b)(c)(d)*	117	—
TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS - 92.2% (Cost $26,230,171)		26,243,828
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.8%		2,211,007
NET ASSETS - 100.0%		$ 28,454,835

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Concluded)
April 30, 2024
(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2024, these securities amounted to $10,305,020 or 36.22% of net assets.
(b)	Security is fair valued by the Adviser in its role as valuation designee, in accordance with the policies established by the Board of Trustees.
(c)	Security is deemed illiquid at April 30, 2024.
(d)	Security deemed to be restricted as of April 30, 2024. As of April 30, 2024, the fair value of restricted securities in the aggregate was $4,132,588, representing 14.54% of the Fund’s net assets. Additional information on restricted securities can be found in Note 1.
(e)	Security is currently in default.
(f)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2024.
†	See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System (“BICS”).
*	Non-income producing.
LLC	Limited Liability Company
SOFR	Secured Overnight Funding Rate

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Assets and Liabilities
April 30, 2024
Assets
Investments, at value (Cost $26,230,171)	$26,243,828
Cash and cash equivalents	2,107,357
Receivables:
Investments sold	30,800
Interest	356,574
Investment adviser	297,277
Deferred offering costs	86,251
Prepaid expenses and other assets	13,403
Total Assets	29,135,490
Liabilities
Payables:
Investments purchased	381,962
Audit fees	172,000
Legal fees	90,950
Administration and accounting fees	14,320
Distributions to shareholders	1,808
Accrued expenses	19,615
Total Liabilities	680,655
Contingencies and Commitments (Notes 2 and 7)	—
Net Assets	$28,454,835
Net Assets Consisted of:
Paid-in capital	$28,280,883
Total distributable earnings	173,952
Net Assets	$28,454,835
Institutional Class Shares:
Net assets	$28,454,835
Shares outstanding	2,838,077
Net asset value per share	$ 10.03
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Operations
For the Period Ended April 30, 2024*
Investment income
Interest	$ 1,969,390
Total investment income	1,969,390
Expenses
Organizational and offering costs	426,925
Advisory fees(Note 2)	228,363
Legal fees	207,230
Audit fees	187,000
Transfer agent fees(Note 2)	74,315
Trustees’ and officers’ fees(Note 2)	71,971
Administration and accounting fees(Note 2)	53,760
Registration and filing fees	35,118
Shareholder reporting fees	18,532
Custodian fees(Note 2)	6,320
Other expenses	30,274
Total expenses before waivers and/or reimbursements	1,339,808
Less: waivers and reimbursements(Note 2)	(1,202,866)
Net expenses after waivers and/or reimbursements	136,942
Net investment income	1,832,448
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(825,943)
Net change in unrealized appreciation on investments**	901,846
Net realized and unrealized gain on investments	75,903
Net increase in net assets resulting from operations	$ 1,908,351

*	The Fund commenced operations on August 28, 2023.
**	Net change in unrealized appreciation does not include net unrealized depreciation of $888,189 from a subscription into the Fund as part of a reorganization in the amount of $26,186,426 on August 25, 2023. See Note 1.
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Changes in Net Assets
For the Period from August 28, 2023* to April 30, 2024
Net increase/(decrease) in net assets from operations:
Net investment income	$ 1,832,448
Net realized losses from investments	(825,943)
Net change in unrealized appreciation on investments	901,846
Net increase in net assets resulting from operations	1,908,351
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,831,437)
Net decrease in net assets from dividends and distributions to shareholders	(1,831,437)
Increase in net assets derived from capital share transactions	28,277,921 (1)
Total increase in net assets	28,354,835
Net assets
Beginning of period(2)	100,000
End of period	$28,454,835

*	The Fund commenced operations on August 28, 2023.
(1)	In connection with a subscription pursuant to the reorganization of a limited partnership affiliated with the Adviser, a subscription in the amount of $26,186,426 was received by the Fund on August 25, 2023. The subscription was composed of securities and cash in the amounts of $25,256,762 and $2,714,322, respectively, and was net of liabilities assumed, including payables for investments purchased. See Note 1 for additional information.
(2)	The Adviser made an initial Institutional Class share purchase of 10,000 shares for $100,000 at a $10.00 net asset value per share on August 14, 2023.
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Cash Flow
For the period ended
April 30, 2024*
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 1,908,351

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(6,201,620)
Proceeds from disposition of long-term portfolio investments	5,472,813
Net accretion and amortization of discount/premium on investment securities	(182,356)
Net realized loss from investments	825,943
Net change in unrealized appreciation on investments	(901,846)
Cash received from Reorganization	2,714,322
Cash received for interest receivable acquired at Reorganization	438,383
Cash disbursed for investments purchased payable acquired at Reorganization	(2,223,041)
Increase in receivable for investments sold	(30,800)
Increase in interest receivable	(356,574)
Increase in receivable from investment adviser	(297,277)
Increase in deferred offering costs	(86,251)
Increase in prepaid expenses and other assets	(13,403)
Increase in payable for investments purchased	381,962
Increase in administration and accounting fees	14,320
Increase in audit fees payable	172,000
Increase in legal fees payable	90,950
Increase in accrued expense payable	19,615
Net cash provided in operating activities	1,745,491
Cash flows from financing activities:
Proceeds from sale of common stock	310,000
Payment of dividends and distributions to common stockholders	(87)
Payment of shares repurchased through tender offer	(48,047)
Net cash provided by financing activities	261,866
Net increase in cash	2,007,357
Cash:
Beginning of Period	$ 100,000
End of Period	$ 2,107,357

Supplemental Disclosure for non-cash operating activities
Purchases of investment securities in-kind	$(26,144,951)

Supplemental Disclosure for non-cash financing activities
Proceeds from shares sold in-kind	$ 26,186,426
Distributions reinvested	$ 1,829,542

* The Fund commenced operations on August 28, 2023.
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period Ended April 30, 2024*
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00
Net investment income(1)	0.68
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.71
Dividends and distributions to shareholders from:
Net investment income	(0.68)
Net asset value, end of period	$ 10.03
Total investment return(2)	7.30%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$28,455
Ratio of expenses to average net assets(3)(4)	0.75%
Ratio of expenses to average net assets without waivers and/or reimbursements(3)(4)(5)	6.58%
Ratio of net investment income to average net assets(3)	10.04%
Portfolio turnover rate(6)	21%

*	Commencement of operations on August 28, 2023.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	Organizational and offering costs were not annualized in the calculation of the ratios.
(5)	During the period, certain fees were waived. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements
April 30, 2024
1. Organization and Significant Accounting Policies
Polen Credit Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on February 13, 2023, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund offers Institutional Class shares.
The Fund's registration statement under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”) was declared effective on August 21, 2023. The Fund commenced investment operations on August 28, 2023. Simultaneous with the commencement of the Fund’s investment operations, Polen DDJ Strategic Income Plus Fund, L.P. (the “Predecessor Fund”), a Delaware limited partnership, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund in exchange for 2,618,643 Institutional Class shares valued at $26,186,426 (the “Reorganization”). The Reorganization was accomplished at the close of business on August 25, 2023. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 5). Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
The Fund’s investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in high yield credit instruments, with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada and Latin America. The Fund invests its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below), including high yield bonds and first and second lien loans of non-investment grade borrowers (“bank loans”). The Fund may invest in the debt securities of stressed and distressed issuers. The Fund also may invest in privately-negotiated debt instruments. Under normal conditions, the Fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics, including convertible debt. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). Although not a principal investment strategy, the Fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: equity securities, including equity securities of issuers that are related to the Fund’s investments in credit instruments, such as common stock and preferred stock (including warrants or other rights to acquire common or preferred stock) and cash equivalents and money market funds for the temporary investment of cash.
The Fund is considered an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – The Fund's net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s fixed income securities and floating rate loans are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Securities that do not have a readily available current market value are valued by the Fund’s investment adviser, Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), as “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Board of Trustees. The Adviser’s policy is intended to result in a

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund had the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment;
•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.); and
•  Level 3 — Valuations based on significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The valuations for corporate bonds and senior loans are typically the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third-party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
The following is a summary of the inputs used, as of April 30, 2024, in valuing the Fund's investments carried at fair value:
	Total Value at 04/30/24	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Corporate Bonds
Consumer Discretionary Products	$ 2,447,025	$ —	$ 2,447,025	$ —
Consumer Staple Products	467,485	—	467,485	—
Industrial Products	3,653,942	—	2,780,958	872,984
Materials	6,443,952	—	4,308,839	2,135,113
Media	1,349,020	—	245,505	1,103,515
Retail & Wholesale - Discretionary	239,562	—	239,562	—
Software & Technology Services	283,131	—	283,131	—
Senior Loans
Consumer Discretionary Services	428,533	—	428,533	—
Financial Services	230,638	—	230,638	—
Health Care	852,780	—	852,780	—
Industrial Products	980,034	—	980,034	—
Industrial Services	1,825,147	—	1,825,147	—
Insurance	984,498	—	984,498	—
Materials	1,241,064	—	1,149,558	91,506
Media	2,133,186	—	2,133,186	—
Technology Hardware & Semiconductors	275,327	—	275,327	—
Telecommunications	13,816	—	13,816	—
Common Stocks
Industrial Products	182,242	—	—	182,242
Materials	1,141,444	29,885	—	1,111,559
Retail & Wholesale - Discretionary	397,113	—	—	397,113
Software & Technology Services	180	180	—	—
Preferred Stocks
Consumer Discretionary Services	673,709	—	—	673,709
Warrants
Industrial Products	—	—	—	— *
Consumer Discretionary Services	—	—	—	— *
Total Assets	$ 26,243,828	$ 30,065	$ 19,646,022	$ 6,567,741

*	Current value is $0.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
The following is a reconciliation of assets in which Level 3 inputs were used in determining value:
Asset Type	Corporate Bonds	Senior Loans	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of August 28, 2023	$ —	$ —	$ —	$ —	$—	$ —
Purchases	4,264,466	91,506	1,444,208	435,930	—	6,236,110
Sales	(118,460)	—	—	—	—	(118,460)
Accrued premiums/(discounts)	4,779	—	—	—	—	4,779
Net change in unrealized appreciation/(depreciation)	(39,173)	—	246,706	237,779	—	445,312
Balance as of April 30, 2024	$4,111,612	$91,506	$1,690,914	$673,709	$—*	$6,567,741

Net change in unrealized appreciation/(depreciation) on investments held at April 30, 2024	$ (39,173)	$ —	$ 246,706	$237,779	$—	$ 445,312

* Current value is $0.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.
Asset Class	Value as of 4/30/24	Valuation Technique(s)	Unobservable Inputs	Range of Inputs (Weighted Average)	(Weighted Average)
Corporate Bonds	$4,111,612	Yield analysis	Yield to maturity/worst	12.57% - 16.20%	14.69%

Senior Loans	91,506	Yield analysis	Yield to maturity/worst	17.49%	N/A

Common Stocks	1,657,280	Market Approach	EBITDA multiple market	7.40x - 10.09x	8.64x
			Weight ascribed to approach	50%

		Discounted cash flow analysis	Discount rate	11.72% - 17.38%	14.63%
			Termination value multiple	5.50x - 10.00x	7.43x
			Weight ascribed to approach	50%

	33,634	Discounted Cash Flow	Discount rate	13.76%	N/A
			Weight ascribed to approach	100%

Preferred Stocks	673,709	Market Approach	EBITDA multiple market	8.70x	8.70x
			Weight ascribed to approach	50%

		Discounted cash flow analysis	Discount rate	11.72%
			Weight ascribed to approach	50%

Warrants	–*	Intrinsic value	Strike price per share	$114.76 - $1,678.62	N/A
			Per share value (fully diluted)	$73.75 - $1,258.41
Total	$6,567,741
* Current value is $0.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund has an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
From August 28, 2023, commencement of operations, to April 30, 2024, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is recorded on the accrual basis, using the effective yield method. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on income, a portion of which may be recoverable. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund applies for refunds where available. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating interest rate. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating interest rate by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Organizational and Offering Costs — Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, the cost of certain legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund.
Offering costs may include, among other things, legal, printing and other expenses pertaining to offering the Fund’s Shares. Offering costs are amortized over 12 months on a straight-line basis, from commencement of operations. As of April 30, 2024, the remaining amount still to be amortized for the Fund was $86,251.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryforwards are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of the Fund's debt investments may not be able to meet its financial obligations (e. g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or seek bankruptcy protection. Securities such as high-yield bonds, e.g., bonds with low credit ratings by Moody's (Ba or lower) or Standard & Poor's (BB and lower) or if unrated are of comparable quality as determined by the Adviser, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
Senior Loans — The Fund invests in senior loans and other floating rate investments. Senior loans typically are rated below investment grade. Below investment grade securities, including senior loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. These securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a senior loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many senior loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.
Unfunded Loan Commitments — The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investments. A corresponding payable for investments purchased will also be recorded, which represents the actual unfunded amount on the balance sheet date. Unfunded loan commitments are included in the Portfolio of Investments. At April 30, 2024, there were no unfunded loan commitments.
Restricted Securities — Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund's restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund's adviser pursuant to the Fund's fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
The below securities are restricted from resale as of April 30, 2024:
	Security Type	Acquisition Date*	Cost	Value
Arctic Canadian Diamond Co. Ltd.	Common Stocks	2/3/2021	$ —	$ 33,634
Arctic Canadian Diamond Company Ltd.	Senior Loans	2/3/2021	91,506	91,506
Burgundy Diamond Mines Ltd.	Common Stocks	7/3/2023	40,687	29,885
Learning Care Group P/S	Preferred Stocks	3/9/2018	435,930	673,709
Learning Care Group Warrant	Warrants	3/9/2018	—	—
Material Sciences Corp.	Corporate Bonds	7/9/2018	872,984	872,984
Polished Metals Ltd. Note	Corporate Bonds	4/14/2022	1,145,113	1,145,113
Sterling Entertainment Enterprises, LLC	Corporate Bonds	12/27/2017	1,142,688	1,103,515
Utex Industries Holdings, LLC	Warrants	12/3/2020	—	—
Utex Industries, Inc.	Common Stocks	12/3/2020	136,007	182,242
				$ 4,132,588

* The acquisition date listed is the original acquisition date by the Predecessor Fund.
Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.
2. Transactions with Related Parties and Other Service Providers
The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund (the “Management Agreement”). The Management Agreement provides for the Fund to pay an annual fee, payable monthly by the Fund, in an amount equal to 1.25% of the Fund's average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding distribution and service fees, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Expense Limitation”). The Expense Limitation will remain for 18 months from the commencement of the Fund's operations, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser with respect to the Fund for a three-year period following the date of such fee waiver and/or expense reimbursement, to the extent the Fund's total annual operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement.
As of April 30, 2024, the amount of potential recovery was as follows:
Expiration
04/30/2027	Total
$1,202,866	$1,202,866
For the period ended April 30, 2024, the Adviser earned advisory fees of $228,363 and waived and/or reimbursed fees of $1,202,866.
The Fund has not recorded a commitment or contingent liability at April 30, 2024.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
Other Service Providers
The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Fund may enter into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.
Foreside Funds Distributors LLC (the “Distributor”) provides principal underwriting services to the Fund pursuant to a distribution agreement between the Fund and the Distributor.
Trustees and Officers
The Fund is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Fund. An employee of BNY Mellon serves as the Secretary of the Fund and is not compensated by the Fund.
JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Fund. Chenery Compliance Group, LLC (“Chenery”) provides the Fund with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Fund.
3. Investment in Securities
From August 28, 2023, commencement of investment operations, to April 30, 2024, aggregated purchases and sales of investment securities (excluding short-term investments and subscriptions in-kind) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$6,201,620	$5,472,813
The Fund had a subscription-in-kind on August 25, 2023, which resulted in transactions into the Fund is comprised of received securities and cash in the amounts of $25,256,762 and $2,714,322, respectively, in the Reorganization.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
4. Capital Share Transactions
From August 28, 2023, commencement of operations, to April 30, 2024, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Period Ended April 30, 2024*
	Shares	Amount
Institutional Class
Sales	2,659,306	$26,496,426
Reinvestments	183,538	1,829,542
Repurchase Offers	(4,767)	(48,047)
Net increase	2,838,077	$28,277,921

*	The Fund commenced operations on August 28, 2023. The Adviser made an initial Institutional Class share purchase of 10,000 shares for $100,000 at a $10.00 net asset value per share on August 14, 2023.
5. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding common shares of beneficial interest, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund will make repurchase offers every three months. Although the Fund's policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares at NAV, subject to approval of the Board of Trustees. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis. From August 28, 2023, commencement of operations, to April 30, 2024, repurchase offers made by the Fund were as follows:
Commencement Date	Expiration Date	Repurchase Pricing Date	Share Class	Total Shares Tendered	Total Shares Repurchased	Repurchase Price
11/30/23	01/02/24	01/05/24	Institutional Class	—	—	$ 0.00
02/29/24	04/01/24	04/04/24	Institutional Class	4,767	4,767	$10.08
6. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2024
effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2024, these adjustments were to decrease paid-in capital by $985,227 and increase total distributable earnings by $985,227. These permanent differences were primarily attributable to a basis adjustment. Net investment income, net realized gains and net assets were not affected by these adjustments.
For the period ended April 30, 2024, the tax character of distributions paid by the Fund was $1,829,629 of ordinary income dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes. Distributions will not tie to Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Temporary Differences
Polen Credit Opportunities Fund	$(617,319)	$2,819	$790,260	$(1,808)

As of April 30, 2024, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$25,453,568	$1,584,988	$(794,728)	$790,260
Accumulated capital losses represent net capital loss carryforwards as of April 30, 2024 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2024, the Fund had capital loss carryforward of $617,319, of which $0 are short-term losses and $617,319 are long-term losses and have an unlimited period of capital loss carryforward.
The Fund’s August 25, 2023 subscription-in-kind involved transferred portfolio securities with a net built in loss in exchange for the Fund’s capital shares. In accordance with Internal Revenue Code §362, a $985,227 reduction in the tax basis of the transferred assets was recorded. During the fiscal year ending April 30, 2024, the Fund’s sale of transferred portfolio securities with the reduced tax basis resulted in the fund realizing $208,624 of additional capital gain. The remaining tax basis adjustment on transferred securities held on April 30, 2024 is $776,603.
7. Commitments and Contingencies
The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of April 30, 2024, there were no outstanding bridge facility commitments.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Concluded)
April 30, 2024
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On May 31, 2024, the Fund commenced an offer to repurchase 5% of its outstanding shares as of July 2, 2024. At the time of this report mailing, the results of the offer were not known. The results of the offer will be disclosed in the semi-annual report to shareholders dated October 31, 2024.
Management has evaluated, and has determined, there are no additional subsequent events.

POLEN CREDIT OPPORTUNITIES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Polen Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Polen Credit Opportunities Fund (the “Fund”) as of April 30, 2024, the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period August 28, 2023 (commencement of operations) through April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period August 28, 2023 (commencement of operations) through April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agents, issuers, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 8, 2024
We have served as the auditor of one or more investment companies managed by Polen Capital Management, LLC since 2011.

POLEN CREDIT OPPORTUNITIES FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2024, the Fund paid $1,829,629 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 45.95%.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2024. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2025.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

POLEN CREDIT OPPORTUNITIES FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-833-996-2518 and on the Securities and Exchange Commission's (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. The Fund's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Dividend Reinvestment Plan
The Fund operates a dividend reinvestment plan (the “Plan”), pursuant to which all shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by BNY Mellon Investment Servicing (US) Inc., as agent for the shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Fund shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose Fund shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their Fund shares to another bank or broker and continue to participate in the Plan.
Fund shares received under the Plan will be issued to shareholders at their NAV on the payment date; there is no sales or other charge for reinvestment. The number of full and fractional Fund shares (carried to the third decimal place) that each shareholder receiving Fund shares will be entitled to receive is to be determined by dividing the total amount that he or she would have been entitled to receive had he or she elected to receive the dividend in cash by the NAV per share of such Fund shares as of the close of business of the NYSE on the payable dates, such full and fractional Fund shares to be credited to the accounts of such shareholders. Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting their broker or dealer, who will inform the Fund. A shareholder's request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.
The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information a shareholder may need for tax records. Any proxy a shareholder receives will include all Fund shares such shareholder has received under the Plan.
Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.
The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent by calling 1-833-996-2518 or by writing to Polen Credit Opportunities Fund, P.O. Box 534410, Pittsburgh, PA 15253-4410.

POLEN CREDIT OPPORTUNITIES FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within the Fund and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, the Fund and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at 1-833-996-2518.

POLEN CREDIT OPPORTUNITIES FUND
Fund Management
(Unaudited)
The Fund is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Fund's shareholders and to provide management oversight of the Fund.
The following tables present certain information regarding the Board of Trustees and officers of the Fund. None of the Trustees are an “interested person” of the Fund, the Adviser, another investment adviser of a series of the Fund, or the Distributor, within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Fund serve as officers of the Fund; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Fund’s business is 103 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling 1-833-996-2518.
Name (Year of Birth)	Position(s) Held (Length of Time served)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN (Born 02/1949)	Trustee (since inception)	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	30	FundVantage Trust (registered investment company with 29 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
IQBAL MANSUR (Born 06/1955)	Trustee (since inception)	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	30	FundVantage Trust (registered investment company with 29 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. (Born 08/1955)	Trustee and Chairman (since inception)	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	30	FundVantage Trust (registered investment company with 29 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NANCY B. WOLCOTT (Born 11/1954)	Trustee (since inception)	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	30	FundVantage Trust (registered investment company with 29 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

POLEN CREDIT OPPORTUNITIES FUND
Fund Management (Concluded)
(Unaudited)
Name (Year of Birth)	Position(s) Held (Length of Time served)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5Years
STEPHEN M. WYNNE (Born 01/1955)	Trustee (since inception)	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	30	FundVantage Trust (registered investment company with 29 portfolios); Copeland Trust (registered investment company with 3 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
Name (Year of Birth)	Position(s) Held with Fund	Year Elected	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS (Born 01/1963)	President and Chief Executive Officer	Since inception	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO (Born 08/1984)	Treasurer and Chief Financial Officer	Since inception	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES (Born 01/1957)	Vice President	Since inception	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE (Born 06/1968)	Assistant Treasurer	Since inception	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO (Born 04/1972)	Secretary	Since inception	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING (Born 11/1970)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

Investment Adviser
Polen Capital Credit, LLC
1075 Main Street
Suite 320
Waltham, MA 02451
Administrator
The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
PCO-0424

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees of the Registrant currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the only fiscal year since the Registrant’s commencement of operations for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period from the Registrant’s commencement of operations on August 28, 2023 through April 30, 2024 were $184,000.

Audit-Related Fees

(b)

The aggregate fees billed in the only fiscal year since the Registrant’s commencement of operations for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the period from the Registrant’s commencement of operations on August 28, 2023 through April 30, 2024.

Tax Fees

(c)

The aggregate fees billed in the only fiscal year since the Registrant’s commencement of operations for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the period from the Registrant’s commencement of operations on August 28, 2023 through April 30, 2024.

All Other Fees

(d)

The aggregate fees billed in the only fiscal year since the Registrant’s commencement of operations for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the period from the Registrant’s commencement of operations on August 28, 2023 through April 30, 2024.

(e)(1)

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, an investment adviser to the Registrant or any entity controlling, controlled by, or under common control with an investment adviser to the Registrant (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period from the Registrant’s commencement of operations on August 28.2023 through April 30, 2024 was $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the proxy voting procedures of Polen Capital Credit, LLC (the “Adviser”), the investment adviser to the Registrant and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Registrant to the Adviser, subject to the Board of Trustees’ continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Registrant, and for the purpose of providing benefits to the Registrant. The Adviser will consider the factors that could affect the value of the Registrant’s investment in its determination on a vote.

The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Registrant. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Registrant or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Registrant’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Registrant, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The Registrant is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available by request by calling the Registrant at 1-833-996-2518 or on the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, the Registrant is managed by a team of investment professionals comprised of Benjamin J. Santonelli and John W. Sherman.

Mr. Santonelli, a portfolio manager at the Adviser, serves as the lead portfolio manager of the Registrant. As lead portfolio manager, Mr. Santonelli has ultimate authority and responsibility for all investment decisions for the Registrant. Mr. Santonelli joined Polen Credit in 2004 and has more than 19 years of experience in sourcing, analyzing, and managing investments across a variety of industries. Mr. Santonelli serves as co-portfolio manager of the Adviser’s U.S. Opportunistic High Yield strategy, portfolio manager of its Credit Opportunities strategy, and assistant portfolio manager of its Bank Loan strategy. He is also a member of the Investment Review Committee. Mr. Santonelli serves as a member of the board of directors of a portfolio company held by certain funds and accounts managed by the Adviser. Mr. Santonelli received his BA from Amherst College.

Mr. Sherman, another portfolio manager at the Adviser, serves as the assistant portfolio manager of the Registrant. Mr. Sherman joined Polen Credit in 2007 and has more than 19 years of corporate finance and investment experience. Mr. Sherman serves as co-portfolio manager of the Adviser’s U.S. Opportunistic High Yield strategy, portfolio manager of its Bank Loan strategy, and assistant portfolio manager of its Credit Opportunities strategy. He is also a member of the Adviser’s Investment Review Committee. Mr. Sherman serves as a member of the board of directors of a portfolio company held by certain funds and accounts managed by the Adviser. Mr. Sherman graduated magna cum laude with a BBA from the University of Notre Dame.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of April 30, 2024, the Portfolio Managers managed or were members of the management team for the following client accounts other than the Registrant:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (millions)
Benjamin J. Santonelli	Other Registered Investment Companies (1)	6	$1,306	0	$0
	Other Pooled Investment Vehicles (2)	4	$301	0	$0
	Other Accounts (3)	22	$4,344	6	$1,135
John W. Sherman	Other Registered Investment Companies (1)	6	$1,306	0	$0
	Other Pooled Investment Vehicles (2)	4	$301	0	$0
	Other Accounts (3)	22	$4,344	6	$1,135

(1)

Represents the Adviser’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in winddown as of April 30, 2024 and with de minimis assets under management have been excluded.

(2)	Represents the Adviser’s proprietary commingled vehicles (excluding any funds managed by the Adviser on behalf of a single investor or affiliated group of investors).

(3)

Represents the Adviser’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by the Adviser on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

Potential Conflicts of Interests

The Adviser and its affiliates currently, and may in the future, advise other funds and clients with investment objectives that are the same as or similar to those of the Registrant or which may invest in the same securities as the Registrant or related securities and may compete with the Registrant for the same investment opportunities, which may be limited. Through the course of advising and investing for these other clients, it is possible for conflicts of interest to arise that may adversely impact the Registrant. The Adviser may, from time to time, be presented with investment opportunities that fall within the Registrant’s investment objectives and the investment objectives of one or more similar clients. While the Adviser will seek to manage such potential conflicts of interest in good faith, there may be situations in which the interests of the Registrant with respect to a particular investment or other matter conflict with the interests of one or more similar clients, the Adviser or one or more of their respective affiliates.

In certain instances from time to time, the Registrant may own one class of securities of an issuer and the Adviser’s other clients own a different class of securities of the same issuer where it is anticipated that the Registrant and/or other client will be active participants in a likely financial restructuring. In such instances, the Adviser would endeavor to mitigate any potential or actual conflicts of interest by treating each of its clients in as fair and equitable a manner as possible in light of the particular facts and circumstances. The actions taken by the Adviser on behalf of the Registrant are expected to vary based on the particular facts and circumstances surrounding each investment by the Registrant and one or more other clients in different classes, series or tranches of an issuer’s capital structure, and, as such, shareholders should expect some degree of variation, and potential inconsistency, in the manner in which potential or actual conflicts are addressed.

With respect to the allocation of investments for the Registrant and other clients, the Adviser shall act in accordance with its initial order and allocation guidelines. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Registrant and other accounts, the Registrant receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

The 1940 Act imposes significant limits on co-investments with affiliates of the Registrant. The Adviser and the Registrant have received an exemptive order from the SEC that expands the Registrant’s ability to co-invest alongside its affiliates in privately negotiated portfolio investments. However, the SEC exemptive order contains certain conditions that may limit or restrict the Registrant’s ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Registrant and the other accounts managed by the Adviser. In such cases, the Registrant may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser compensates the Registrant’s portfolio managers for management of the Registrant as well as all of the other funds and accounts managed by the Adviser that are subject to the portfolio managers’ management. Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus, and (iii) awards of equity-like (“phantom”) interests in the Adviser, entitling each portfolio manager to an additional distribution based on the Adviser’s revenue and/or profits. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility as well as additional bonus compensation based on certain objective and subjective criteria. Total compensation of the Registrant’s portfolio managers is not directly related to the Registrant’s performance.

(a)(4)	Disclosure of Securities Ownership

As of April 30, 2024, the dollar range of equity securities of the Registrant beneficially owned by each Portfolio Manager was:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Benjamin J. Santonelli	$100,001-$500,000
John W. Sherman	$100,001-$500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	None.

(b)	None.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Polen Credit Opportunities Fund

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date:  July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date:  July 8, 2024

By (Signature and Title)*	/s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date:  July 8, 2024

* Print the name and title of each signing officer under his or her signature.